UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2018
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to Form 8-K is filed by Post Holdings, Inc. (the “Company”) to file the financial statements required by Item 9.01(a)(1) and to furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the completion of the acquisition previously reported in the Current Report on Form 8-K filed on January 12, 2018. In the Current Report on Form 8-K originally filed on January 12, 2018, the Company reported it had completed its previously announced acquisition of Bob Evans Farms, Inc., a Delaware corporation (“Bob Evans”). The attached pro forma financial information also includes updated pro forma financial information with respect to the Company's acquisition of Latimer Newco 2 Limited, a company registered in England and Wales ("Latimer"), and of Latimer's direct and indirect subsidiaries at the time of the acquisition, including Weetabix Limited (collectively, "Weetabix"). The Company completed its acquisition of Weetabix on July 3, 2017 and furnished the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the acquisition in the Company's Amendment No. 1 to Form 8-K filed on September 15, 2017.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Bob Evans, consisting of the consolidated balance sheet as of April 28, 2017 and the related consolidated statement of net income, consolidated statement of stockholders' equity and consolidated statement of cash flows for the 52 week period ended April 28, 2017, the notes related thereto and the Consent of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Amendment No. 1 to Form 8-K and are incorporated herein by reference. The unaudited consolidated financial statements of Bob Evans, consisting of the unaudited consolidated balance sheet as of October 27, 2017 and the related unaudited consolidated statement of net income and unaudited consolidated statement of cash flows for the six month period ended October 27, 2017, and the notes related thereto are filed as Exhibit 99.2 to this Amendment No. 1 to Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisitions of Bob Evans and Weetabix, is attached as Exhibit 99.3 hereto and incorporated herein by reference:

•	unaudited pro forma condensed consolidated balance sheet as of December 31, 2017;

•	unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2017;

•	unaudited pro forma condensed consolidated statement of operations for the three months ended December 31, 2017; and

•
notes to unaudited pro forma condensed consolidated financial information, including the unaudited pro forma condensed consolidated statement of operations of Weetabix for the nine months ended June 30, 2017.

(d) Exhibits.
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2018	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
	Name:	Jeff A. Zadoks
	Title:	EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Audited Consolidated Financial Statements of Bob Evans Farms, Inc. as of April 28, 2017 and for the fiscal year ended April 28, 2017 and the notes related thereto (Incorporated by reference to the Form 10-K filed by Bob Evans Farms, Inc. on June 15, 2017, File No. 000-01667)

99.2
Unaudited Consolidated Financial Statements of Bob Evans Farms, Inc. as of October 27, 2017 and for the six month period ended October 27, 2017 and the notes related thereto (Incorporated by reference to the Form 10-Q filed by Bob Evans Farms, Inc. on December 6, 2017, File No. 000-01667)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

4